SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 ---------------

                                   FORM 8-K/A

                                 AMENDMENT NO. 1

                                       TO

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported)         March 5, 2002
                                                             -------------------

                               THESTREET.COM, INC.
--------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


          Delaware                    0-025779                  06-1515824
--------------------------------------------------------------------------------
 (State or Other Jurisdiction       (Commission               (IRS Employer
        of Incorporation)           File Number)             Identification No.)


          14 Wall Street, New York, New York                       10005
--------------------------------------------------------------------------------
         (Address of Principal Executive Offices)               (Zip Code)


Registrant's telephone number, including area code         (212) 321-5000
                                                     ---------------------------

                                      None
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

      As previously reported in the Form 8-K filed by TheStreet.com, Inc. ("TheStreet.com" or the "Company") on March 12, 2002, Arthur Andersen LLP ("Andersen") informed TheStreet.com on March 5, 2002 that it was resigning its engagement as the Company's public accountants, effective upon completion of the 2001 audit and filing of the related Annual Report on Form 10-K.

      Andersen's reports on TheStreet.com's consolidated financial statements for the past two years, and its report on TheStreet.com's consolidated financial statements for 2001, did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

      During TheStreet.com's two most recent fiscal years and through the date of the filing of the 2001 Form 10-K, there were no disagreements with Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to Andersen's satisfaction, would have caused Andersen to make reference to the subject matter in connection with its report on TheStreet.com's consolidated financial statements for such years; and there were no reportable events, as listed in
Item 304(a)(1)(v) of Regulation S-K.

      TheStreet.com has provided Andersen with a copy of the foregoing disclosures. Attached as Exhibit 16.1 is a copy of Andersen's letter to the Securities and Exchange Commission, dated April 9, 2002, stating its agreement with such statements.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

      (c)   EXHIBITS. The following exhibits are filed with this document:

            16.1 Letter from Arthur Andersen LLP to the Securities and Exchange Commission dated April 9, 2002

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       THESTREET.COM, INC.


Dated:   April 9, 2002            By:            /S/ THOMAS J. CLARKE
                                       -----------------------------------------
                                       Thomas J. Clarke
                                       Chairman and Chief Executive Officer

                                  EXHIBIT INDEX


EXHIBIT NO.    DESCRIPTION
-----------    -----------

   16.1 Letter from Arthur Andersen LLP to the Securities and Exchange Commission dated April 9, 2002